Q2 2015 Earnings Results July 22, 2015

FORWARD-LOOKING STATEMENT Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 5) our continuing ability to comply with the financial covenants of our credit agreement; 6) our ability to attract and retain qualified employees in key positions or to find temporary and permanent employees with the right skills to fulfill the needs of our customers; 7) our ability to successfully complete and integrate acquisitions that we may make; and 8) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to fiscal 2015 are based on management guidance issued July 22, 2015, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. Financial Comparisons All comparisons are to prior year periods unless stated otherwise. Q2 2015 Earnings Results | July 22, 2015 2

Q2 2015 HIGHLIGHTS • Record Q2 Revenue and Adjusted EBITDA 1 results • Adjusted EBITDA $3M above expectation • Impressive Adjusted EBITDA margin expansion  Driven by cost discipline and operating leverage  Consolidated expansion = 30 bps  Legacy TrueBlue expansion = 80 bps • End of Q2 2015 marks the anniversary of the Seaton acquisition 2  Deal delivers on all expectations 3 1 See Appendix for the definition of this non-GAAP financial term. 2 Note: Seaton was acquired on June 30, 2014. Q2 2015 Earnings Results | July 22, 2015

Q2 2015 HIGHLIGHTS

Amounts in millions, except for earnings per share.	Q2 2015	CHANGE
Revenue	$ 628	+38%
Adjusted EBITDA	$ 37	+46%
Adjusted EBITDA Margin	5.9%	+30 bps
Adjusted Earnings Per Share[1]	$ 0.45	+39%

- 37% revenue growth from acquired Seaton business
- 1% revenue growth from Legacy TrueBlue operations
- Revenue $7M under expectation from a production decrease with one customer
  - Not expected to impact future revenue trends
- Adjusted EBITDA margin improvement driven by Legacy TrueBlue
- Income tax benefit of $2M from additional tax credits[2]

[1] See Appendix for the definition of this non-GAAP financial term.
[2] Adjusted Earnings Per Share is adjusted to exclude this tax credit benefit.

Q2 2015 Earnings Results | July 22, 2015 4

TRUEBLUE

Q2 2015 GROSS MARGIN AND ADJUSTED EBITDA MARGIN BRIDGES GROSS MARGIN ADJUSTED EBITDA MARGIN 5 Q2 2015 Earnings Results | July 22, 2015 26.4% 24.2% 2.5% 0.3% Q2 2014 Seaton Impact Legacy TrueBlue Improvement Q2 2015 5.6% 5.9% 0.5% 0.8% Q2 2014 Seaton Impact Legacy TrueBlue Improvement Q2 2015

Q2 2015 SG&A BRIDGE 6 Q2 2015 Earnings Results | July 22, 2015 Amounts in millions. Note: Figures do not sum due to rounding. $97 $118 $22 $1 $1 Q2 2014 Seaton Impact Integration Costs Legacy TrueBlue Improvement Q2 2015

Q2 2015 HIGHLIGHTS – LEGACY TRUEBLUE Amounts in millions. • Revenue growth of 3% excluding green energy headwind  Green energy headwind anniversary met in Q2 2015 • Adjusted EBITDA exceeded expectation • Strong Adjusted EBITDA expansion  Driven by cost discipline and operating leverage Revenue Adjusted EBITDA Adjusted EBITDA Margin $ 460 $ 29 6.3% Q2 2015 CHANGE 7 +1% +16% +80 bps Q2 2015 Earnings Results | July 22, 2015

Amounts in millions. • Solid growth in on-premise staffing • Strong new RPO customer pipeline • Adjusted EBITDA exceeded expectation • Integration complete Revenue Adjusted EBITDA Adjusted EBITDA Margin Q2 2015 8 Q2 2015 Earnings Results | July 22, 2015 Seaton was acquired on June 30, 2014. Therefore, no comparison to Q2 2014 is presented. $ 168 $ 8 4.5% Q2 2015 HIGHLIGHTS – SEATON

SEATON ACQUISTION DELIVERS STRONG ACROSS-THE-BOARD RESULTS 9 Amounts in millions. Target1 Actual $ 730 - 750 $ 738 $ 35 - 39 $ 37 Powerful Earnings Accretion Revenue (TTM) Adjusted EBITDA (TTM) 1 Forward 12-month target set at the time of acquisition (June 30, 2014). 2 Excludes $13.4M of incremental intangible asset amortization and one-time costs of $7M. Target1 Actual Adjusted Earnings per Share (TTM)2 Q2 2015 Earnings Results | July 22, 2015 Strong Revenue Growth High Quality Profits Higher Shareholder Return Return on Equity (TTM)2 Amounts in millions. Legacy TrueBlue Seaton Impact $1,788 $738 $2,526 w/o Seaton With Seaton $102 $37 $139 w/o Seaton With Seaton $1.20 $0.50 $1.70 w/o Seaton With Seaton 14% 3% 17% w/o Seaton With Seaton +41% +37% +40% +24%

Total Debt Liquidity Debt to Total Capital Amounts in millions. Amounts in millions. Q2 2015 Earnings Results | July 22, 2015 10 1Total debt less cash and marketable securities. Note: Balances as of fiscal period end. Figures on this page may not sum due to rounding. -$130 -$105 $180 $81 No Debt $32 $202 $102 2012 2013 2014 Q2 2015 Total Debt Net Debt 1 DEBT AND LIQUIDITY HIGHLIGHTS $73 $74 $101 $183 $130 $137 $21 $21 $202 $211 $123 $205 2012 2013 2014 Q2 2015 Cash and Marketable Securities Borrowing Availability 0% 8% 30% 17% 2012 2013 2014 Q2 2015

REPORTING TRANSITION

In Q3 2015, Legacy Reporting will transition to Segment Reporting

Legacy Reporting

Composition

Legacy TrueBlue
- Labor Ready
- CLP
- Spartan
- Centerline
- PlaneTechs

Legacy Seaton
- Staff Management | SMX (on-premise staffing and managed services provider)
- People Scout and HRX (recruitment process outsourcing)

Q2 TTM Financials

Gross Profit ($M)



Legacy TrueBlue
Legacy Seaton
$123
$476

Adj. EBITDA Margin



5.7%
5.1%
Legacy TrueBlue
Legacy Seaton

Purpose

- Provide performance transparency of the core business and acquired business during first year of ownership.
- Enhance comparability to prior year results.

Segment Reporting

Composition

Staffing Services
- Legacy TrueBlue
- On-premise staffing

Managed Services
- People Scout and HRX
- Managed services provider

Q2 TTM Financials

Gross Profit ($M)



Staffing Services
Managed Services
$41
$559

Adj. EBITDA Margin[1]



6.6%
14.0%
Staffing Services
Managed Services

Purpose

- Provide performance transparency by service type.
- Provide performance insight for the higher growth, higher margin Managed Services business.
- Enhance comparability by providing prior period numbers for both segments.

[1] Adjusted EBITDA margins exclude corporate unallocated expenses.

Q2 2015 Earnings Results | July 22, 2015

TRUEBLUE

Expectation Commentary Total Revenue 4% to 6% • All organic • Acceleration from 1% organic growth in Q1 ’15 Staffing Services Revenue 4% to 6% • Mid-point expectation of positive 5% Managed Services Revenue 5% to 5% • Smaller Managed Services customer population = wider range relative to Staffing Services • Pro forma Managed Services growth at midpoint is 10% excluding currency impact and exit of two unprofitable accounts Total Adjusted EBITDA $42M to 46M Total Adjusted EPS $0.52 to $0.58 • Marginal 40% income tax rate and $0.07 add-back for intangible asset amortization Amounts in millions except per share data.. Q3 2015 EXPECTATIONS 13 Q2 2015 Earnings Results | July 22, 2015

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Adjusted net income per diluted share is a non-GAAP financial measure which excludes from net income on a per diluted share basis non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions net of tax, amortization of intangibles of acquired businesses net of tax and adjusts income taxes to a marginal rate of 40 percent, which is used by management in evaluating performance and communicating comparable results. Adjusted net income per diluted share should not be considered a measure of financial performance in isolation or as an alternative to net income per diluted share in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See “Financial Information” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to GAAP financial results. Q2 2015 Earnings Results | July 22, 2015 NON-GAAP TERMS AND DEFINITIONS 14